                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                  F O R M  8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 20, 1996


                                  MorServ, Inc.
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             (Exact name of registrant as specified in its charter)



                                     Delaware
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                 (State or other jurisdiction of incorporation)


     33-76724                               13-3784934
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(Commission File Number)        (IRS Employer Identification No.)


                            1 Chase Manhattan Plaza
                            New York, New York  10081
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             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (212) 552-1358

                                       N/A
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets. General.

                 On June 20, 1996, MorServ, Inc. ("MorServ") issued its Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, Class A, Class M, Class B, and Class R, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. The Class A Certificates consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-P Certificates. The Class M Certificates consist only of the Class M Certificates. The Class B Certificates consist of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Class R Certificates consist only of the Class R Certificates. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 14, 1996, as supplemented by the prospectus supplement dated June 14, 1996 (collectively, the "Prospectus").

                 The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Class R Certificates evidence the "residual interests" in the REMIC. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.
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Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


     Exhibit No.                           Description
     -------------------------------------------------------------------------------------------------------------------------------
                 4                         Pooling and Servicing Agreement between MorServ, Inc., Chemical Bank, as master servicer, and Norwest Bank Minnesota, N.A., as trustee, dated as of June 1, 1996, for Multi-Class
                                           Mortgage Pass- Through Certificates, Series 1996-1, Class A, Class M, Class B and Class
                                           R.





                                      -3-
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SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MORSERV, INC.



                              By:      /s/ Michael D. Katz
                                       -------------------------------
                                       Michael D. Katz
                                       Senior Vice President


Dated: June 20, 1996

                               INDEX TO EXHIBITS


Exhibit No.      Description                                                                  Page
- -----------      -----------                                                                  ----
    4            Pooling and Servicing Agreement between MorServ, Inc.,                       6
                 Chemical Bank, as master servicer, and Norwest Bank Minnesota,
                 N.A., as trustee, dated as of June 1, 1996, for Multi-Class Mortgage
                 Pass-Through Certificates, Series 1996-1, Class A, Class M, Class B
                 and Class R.